                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




         Date of Report (date of earliest event reported): May 28, 2003



                                TRANSOCEAN INC.
             (Exact name of registrant as specified in its charter)


           CAYMAN ISLANDS                 333-75899           66-0587307
  (State or other jurisdiction of        (Commission        (I.R.S. Employer
   incorporation or organization)       File Number)       Identification No.)





                      4 GREENWAY PLAZA
                       HOUSTON, TEXAS                     77046
          (Address of principal executive offices)       (Zip Code)


       Registrant's telephone number, including area code: (713) 232-7500

ITEM 9.  Regulation FD Disclosure.

The following information is furnished under Item 12 of Form 8-K (Results of Operations and Financial Condition) in accordance with Securities and Exchange Commission Release No. 33-8216.

In the following tables, we set forth our total operating and maintenance expense and total cash operating costs for our International and U.S. Floater Contract Drilling Services and Gulf of Mexico Shallow and Inland Water business segments for the first quarter of 2003 and the fourth quarter of 2002. We also set forth the average cash operating costs and the range of cash operating costs per day within our International and U.S. Floater Contract Drilling Services and Gulf of Mexico Shallow and Inland Water business segments. The most directly comparable GAAP financial measure to cash operating costs, total operating and maintenance expense, and information reconciling the GAAP and non-GAAP measures are also included below in the table labeled "Transocean Inc. Reconciliation of Costs and Expenses to Cash Operating Costs." We utilize cash operating costs as an additional rig performance measure and to identify variances between periods and comparable rig types. We believe investors will utilize operating cost information as additional performance measures.


                       Operating and Maintenance Expense

                                               1st Quarter       4th Quarter
                                                   2003             2002
                                              --------------   ---------------
International and U.S.                                  (In millions)
Floater Contract Drilling Segment
Cash Operating Costs(1)
     5th-Generation Floaters                    $   62.6          $   60.8
     Other Deepwater Floaters                       60.1              62.8
     Mid-water Floaters                             64.7              78.6
     Non-U.S. Jackups                               48.9              57.5
     Other Rigs                                      6.5              18.7
                                              --------------   ---------------

Total Cash Operating Costs                         242.8             278.4

Costs Deferred During Quarter                      (23.8)            (26.1)
Amortization of Deferred Costs                      27.8              16.5
Client Reimbursable Revenues                        21.6                 -
Local & Indirect Overhead                           47.1              48.0
                                              --------------   ---------------

Total Operating & Maintenance Expense           $  315.5          $  316.8

Gulf of Mexico Shallow and Inland Water Segment
Cash Operating Costs
     Jackups & Submersibles                     $   22.8          $   22.6
     Barge Rigs                                     18.4              15.7
     Other Rigs                                      5.4               5.6
                                              --------------   ---------------
Total Cash Operating Costs                          46.6              43.9

Costs Deferred During Quarter                          -                 -
Amortization of Deferred costs                         -                 -
Client Reimbursable Revenues                         4.8                 -
Local & Indirect Overhead                            7.2               5.8
                                              --------------   ---------------
Total Operating & Maintenance Expense           $   58.6          $   49.7

---------------
(1) Cash operating costs are operating and maintenance expenses excluding deferred costs and the effects of related amortization, client reimbursable costs and local and indirect overhead costs.

The average cash operating costs and the range of cash operating costs per day for the rigs within our fleet categories comprising our International and U.S. Floater Contract Drilling business segment are as follows (dollar amounts in thousands):

                                                Number of             Average Per              Range
                                             Operating Rigs               Day                 Per Day
Fifth Generation Floaters
     1st Quarter 2003
         Operating                                 11                    $63.2              $50.5 - 86.7
         Stacked                                    0                     --                     --
     4th Quarter 2002
         Operating                                 11                    $60.0              $52.5 - 71.3
         Stacked                                    0                     --                     --
Other Deepwater Floaters
     1st Quarter 2003
         Operating                                 14                    $44.8              $26.9 - 77.9
         Stacked                                    1                    $14.9                 $14.9
     4th Quarter 2002
         Operating                                 15                    $45.5              $27.5 - 78.8
         Stacked                                    0                     --                     --
Mid-Water Floaters
     1st Quarter 2003
         Operating                                 19                    $34.3              $21.7 - 82.8
         Stacked                                   12                    $5.7                $1.1 - 15.5
     4th Quarter 2002
         Operating                                 20                    $37.6              $19.0 - 92.5
         Stacked                                   11                    $9.3                $2.1 - 25.8
Non-U.S. Jackups
     1st Quarter 2003
         Operating                                 25                    $19.2              $12.2 - 51.9
         Stacked                                    1                    $1.0                   $1.0
     4th Quarter 2002
         Operating                                 25                    $21.9               $7.8 - 41.5
         Stacked                                    2                    $1.2                $0.9 - 1.6
Other Rigs
     1st Quarter 2003
         Operating                                  4                    $12.1               $9.0 - 28.2
         Stacked                                    8                    $2.9                $0.1 - 11.8
     4th Quarter 2002
         Operating                                  6                    $22.5               $8.7 - 22.5
         Stacked                                    6                    $2.3                $0.1 - 5.0

The average cash operating costs and the range of cash operating costs per day for the rigs within our fleet categories comprising our Gulf of Mexico Shallow and Inland Water business segment are as follows (dollar amounts in thousands):

                                                Number of             Average Per              Range
                                             Operating Rigs               Day                 Per Day
Jackups & Submersibles
     1st Quarter 2003
         Operating                                 11                    $13.8              $12.8 - 20.9
         Stacked                                   19                    $3.0                $0.4 - 18.8
     4th Quarter 2002
         Operating                                 10                    $17.5              $14.5 - 30.6
         Stacked                                   21                    $3.4                $0.1 - 14.9
Barge Rigs
     1st Quarter 2003
         Operating                                 16                    $9.6                $8.0 - 15.0
         Stacked                                   15                    $3.4                $0.4 - 10.1
     4th Quarter 2002
         Operating                                 15                    $8.5                $8.3 - 13.8
         Stacked                                   16                    $2.7                $0.1 - 9.2
Other Rigs
     1st Quarter 2003
         Operating                                  5                    $10.0               $5.4 - 15.6
         Stacked                                    9                    $1.1                $0.2 - 3.2
     4th Quarter 2002
         Operating                                  3                    $11.4               $9.0 - 16.3
         Stacked                                   11                    $2.4                $0.4 - 9.1

                                TRANSOCEAN INC.

                    RECONCILIATION OF COSTS AND EXPENSES TO
                              CASH OPERATING COSTS

                                                                  THREE MONTHS ENDED
                                                     ----------------------------------------------
                                                        DECEMBER 31,                 MARCH 31,
                                                            2002                        2003
                                                     ---------------------     --------------------
                                                                   (IN US$ MILLIONS)
OPERATING AND MAINTENANCE
International and U.S. Floater Contract
   Drilling Services                                       $ 316.8                   $ 315.5
Gulf of Mexico Shallow and Inland Water                       49.7                      58.6
                                                     ---------------------     --------------------
                                                             366.5                     374.1
LESS:
LOCAL AND INDIRECT OVERHEAD EXPENSES
   International and U.S. Floater Contract
       Drilling Services                                     (48.0)                    (47.1)
   Gulf of Mexico Shallow and Inland Water                    (5.8)                     (7.2)
                                                     ---------------------     --------------------
                                                             (53.8)                    (54.3)
AMORTIZATION OF DEFERRED COSTS
   International and U.S. Floater Contract
       Drilling Services                                     (16.5)                    (27.8)

CLIENT REIMBURSABLE REVENUES
   International and U.S. Floater Contract
       Drilling Services                                       -                       (21.6)
   Gulf of Mexico Shallow and Inland Water                     -                        (4.8)
                                                     ---------------------     --------------------
                                                               -                       (26.4)
PLUS:  DEFERRED COSTS AND EXPENSES
   International and U.S. Floater Contract
       Drilling Services                                      26.1                      23.8
                                                     ---------------------     --------------------
   CASH OPERATING COSTS                                    $ 322.3                   $ 289.4
                                                     =====================     ====================

CASH OPERATING COSTS BY SEGMENT
   International and U.S. Floater Contract
       Drilling Services                                   $ 278.4                   $ 242.8
   Gulf of Mexico Shallow and Inland Water                    43.9                      46.6
                                                     ---------------------     --------------------
                                                           $ 322.3                   $ 289.4
                                                     =====================     ====================

The information furnished pursuant to this Item 9 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, nor will it be incorporated by reference into any registration statement filed by Transocean Inc. under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by Transocean Inc., that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of Transocean Inc.

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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   TRANSOCEAN INC.



Date: May 28, 2003                 By:   /s/ ERIC B. BROWN
                                      ---------------------------------------
                                          Eric B. Brown
                                          Senior Vice President, General
                                          Counsel and Corporate Secretary

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